UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023

CarGurus, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38233	04-3843478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Canal Park, 4th Floor Cambridge, Massachusetts 02141
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 354-0068

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	CARG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreement

On November 6, 2023, CarGurus, Inc., a Delaware corporation (the “Company”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) by and among the Company, CarOffer, LLC, a Delaware limited liability company (“CarOffer”), CarOffer Investors Holding, LLC, a Delaware limited liability company, CarOffer MidCo, LLC, a Delaware limited liability company, each of the persons set forth on Schedule 1.1(a) to the Purchase Agreement (the “Indirect Members”), Bruce T. Thompson, an individual residing in Texas, as the sellers' representative, and the responsible party signatory thereto, pursuant to which the Company agreed to acquire the remaining interest in CarOffer that the Company does not presently own (the “Transaction”).

Upon consummation of the Transaction (the “Closing”), the Company will acquire the remaining interest in CarOffer that the Company does not presently own for an aggregate consideration of $75.0 million in cash (the “Consideration”), subject to certain adjustments set forth in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and CarOffer. A portion of the Consideration will be held in escrow to secure certain payment and indemnification obligations of the Indirect Members in accordance with the terms of the Purchase Agreement.

The Closing is subject to customary closing conditions and is expected to occur in the fourth quarter of 2023. The Company may terminate the Purchase Agreement if the Closing has not occurred on or before December 31, 2023, subject to the terms of the Purchase Agreement.

Following the Closing, the Company will enter into the Fourth Amended and Restated Limited Liability Company Agreement (the “CarOffer Operating Agreement”), pursuant to which, among other matters, the existing put and call rights will terminate and the CarOffer Operating Agreement will reflect that CarOffer is a wholly-owned subsidiary of the Company.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1.

Cautionary Language Concerning Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. All statements contained in this Current Report on Form 8-K other than statements of historical facts, including, without limitation, statements regarding the expected completion of the Transaction and the time frame in which this will occur, are forward-looking statements. The words “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “goal,” “guide,” “intend,” “may,” “might,” “plan,” “potential,” “predicts,” “projects,” “seeks,” “should,” “target,” “will,” “would” and similar expressions and their negatives are intended to identify forward-looking statements. The Company has based these forward-looking statements on its current expectations and projections about future events and trends that it believes may affect the Company’s business, financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. You should not place undue reliance on these statements.

These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks that the Transaction will not be completed in a timely manner or at all; the possibility that certain closing conditions to the Transaction will not be satisfied; uncertainty as to whether the anticipated benefits of the Transaction can be achieved; risks of unexpected hurdles, costs or delays; the potential impact on the Company’s or CarOffer’s business due to the announcement of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement; the Company’s growth and ability to grow its revenue; the Company’s relationships with dealers; competition in the markets in which the Company operates; market growth; the Company’s ability to innovate; the Company’s ability to realize benefits from its acquisitions and successfully implement the integration strategies in connection therewith; global supply chain challenges, increased inflation and interest rates, and other macroeconomic issues; the material weakness identified in the Company’s internal controls over financial reporting; changes in the Company’s key personnel; natural disasters, epidemics or pandemics; and the Company’s ability to operate in compliance with applicable laws, as well as other risks and uncertainties as may be detailed from time to time in the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and other reports the Company files with the U.S. Securities and Exchange Commission ("SEC"). Moreover, the Company operates in very competitive and rapidly changing environments. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the Company cannot guarantee that future results, levels of activity, performance, achievements or events, and circumstances reflected in the forward‑looking statements will occur. The Company is under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this Current Report on Form 8-K.

Item 2.02 Results of Operations and Financial Condition.

On November 7, 2023, the Company announced its financial results for the quarter ended September 30, 2023. The full text of the press release issued by the Company in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The press release attached as Exhibit 99.1 hereto is being furnished pursuant to Item 2.02 of this Current Report on Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

Membership Interest Purchase Agreement

On November 7, 2023, the Company issued a press release announcing that it had entered into the Purchase Agreement. A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

2024 Share Repurchase Program

On November 7, 2023, the Company announced that its Board of Directors authorized a share repurchase program (the “2024 Share Repurchase Program”), pursuant to which the Company may, from time to time, purchase shares of its Class A common stock for an aggregate purchase price not to exceed $250.0 million. Share repurchases under the 2024 Share Repurchase Program may be made through a variety of methods, including but not limited to open market purchases, privately negotiated transactions and transactions that may be effected pursuant to one or more plans under Rule 10b5-1 and/or Rule 10b-18 of the Exchange Act. The 2024 Share Repurchase Program does not obligate the Company to repurchase any minimum dollar amount or number of shares. The 2024 Share Repurchase Program has an effective date of January 1, 2024, and an expiration date of December 31, 2024, and prior to its expiration may be modified, suspended or discontinued by the Company's Board of Directors at any time without prior notice. All repurchased shares under the 2024 Share Repurchase Program will be retired.

The information in this Item 7.01, including Exhibit 99.2, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibits 99.1 and 99.2 are furnished pursuant to Item 9.01(d).

Exhibit No.	Description
2.1

Membership Interest Purchase Agreement, dated November 6, 2023, by and among CarGurus, Inc., CarOffer, LLC, CarOffer Investors Holding, LLC, CarOffer MidCo, LLC, each of the persons set forth on Schedule 1.1(a) thereto, and Bruce T. Thompson.*

99.1	Press Release of CarGurus, Inc., dated November 7, 2023 reporting its financial results for the quarter ended September 30, 2023, furnished hereto.
99.2	Press Release of CarGurus, Inc. dated November 7, 2023 reporting its entry into the Membership Interest Purchase Agreement, furnished hereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The exhibits and schedules to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K and the Company agrees to furnish supplementally a copy of any omitted schedule to the staff of the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CARGURUS, INC.

Date: November 7, 2023	By:	/s/ Jason Trevisan
Name: Jason Trevisan
Title: Chief Executive Officer